UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 29, 2016

Molycorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34827	27-2301797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Plaza Tower One, Suite 1610 6400 South Fiddlers Green Circle Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 843-8040

 5619 Denver Tech Center Parkway, Suite 1000, Greenwood Village, Colorado 80111
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

As previously disclosed, on June 25, 2015, Molycorp, Inc. (the “Company”), certain of its direct and indirect wholly owned domestic subsidiaries and certain of its foreign subsidiaries in Canada, Barbados and Luxembourg (collectively with the Company, the “Debtors”) each commenced a case (collectively, the “Chapter 11 Cases”) by filing a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Debtors are continuing in possession of their properties and are managing their businesses, as debtors-in-possession, in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. The Company’s operating subsidiaries in Hong Kong, China, Thailand, Sri Lanka, Japan, Korea, Germany, United Kingdom, Estonia and Singapore are not Debtors under the Chapter 11 Cases. In addition, the Company’s majority owned joint venture in Quapaw, Oklahoma, is not a Debtor under the Chapter 11 Cases. The Chapter 11 Cases are styled In re Molycorp, Inc., et al, U.S. Bankruptcy Court, District of Delaware, Case No. 15-11357.
On February 29, 2016, the Debtors filed their monthly operating report (the “Monthly Operating Report”) for the month of January 2016 with the Court. The Monthly Operating Report is furnished as Exhibit 99.1 to this Current Report on Form 8-K ("Form 8-K") and is incorporated herein by reference, provided, that certain of the detailed attachments to the Monthly Operating Report that were filed with the Court are not included in Exhibit 99.1. Such information can be viewed on the Court's docket at www.deb.uscourts.gov or at https://cases.primeclerk.com/molycorp/.
Cautionary Statement Regarding Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers limited time periods, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with U.S. generally accepted accounting principles, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter and otherwise different from those required in the Company’s periodic reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Company’s financial condition or operating results for a period that would be reflected in the Company’s financial statements or in its report pursuant to the Exchange Act. Information set forth in the Monthly Operating Report should not be viewed as indicative of future results.
Special Note Regarding Forward-Looking Statements

This Form 8-K, and the information furnished in the attached exhibit, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that are not statements of historical fact and other estimates, projections, future trends and the outcome of events that have not yet occurred referenced in this Form 8-K should be considered forward-looking statements. Readers can identify forward-looking statements by terminology such as "may," "will," "would," "could," "should," "expect," "intend," "plan," "anticipate," "believe," "estimate," "predict," "potential," "continue" or the negative or plural of these terms or other similar expressions or phrases. Although the Company believes that its expectations reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and no assurance can be given that actual results will be consistent with these forward-looking statements. Important factors that could cause actual results to differ from these forward-looking statements include, among others, the Company's ability to continue as a going concern, including its ability to successfully confirm a plan of reorganization that would restructure certain of the its debt obligations to address its liquidity issues and allow the Debtors to emerge from the Chapter 11 Cases, or to execute one or more strategic transactions either as part of such a plan of reorganization or otherwise; the Company's ability to secure confirmation of a proposed reorganization plan from the Court; the Company's ability to implement its Limited Operations Plan ("LOP"), as defined in the Company's report on Form 10-Q for the quarterly period ended June 30, 2015 filed with the U.S. Securities and Exchange Commission ("SEC") on August 17, 2015; the final costs of the Company's LOP, which may differ from estimated costs, including unanticipated costs related to the implementation of the LOP; and the ability of the Company to manage its cash flow in order to remain within the lending limits set out in the Final DIP Credit Agreement, also defined in the Company's report on Form 10-Q for the quarterly period ended June 30, 2015. Readers are referred to the Company's report on Form 10-Q for the quarterly period ended June 30, 2015 filed with the SEC on August 17, 2015, which further identifies other important risk factors that could cause actual results to differ materially from the forward-looking statements in this Form 8-K and the exhibit hereto. The Company disclaims any obligations to update any forward-looking statements.
Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit relating to Item 7.01 shall be deemed to be furnished and not "filed" for purposes of Section 18 of the Exchange Act:

Exhibit Number	Description

99.1	Monthly Operating Report for the month of January 2016, filed with the United States Bankruptcy Court for the District of Delaware.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLYCORP, INC.

	By:	/s/ Michael F. Doolan
	Name:	Michael F. Doolan
	Title:	Executive Vice President and Chief Financial Officer

Date: March 1, 2016

Exhibit Index

Exhibit Number	Description

99.1	Monthly Operating Report for the month of January 2016, filed with the United States Bankruptcy Court for the District of Delaware.